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                                   FORM 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                     AMENDMENT  TO  APPLICATION  OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated August 31, 1994 which was filed with the Securities and Exchange Commission on August 31, 1994. Note (D) of the Notes to the Pro Forma Statements of Operations was updated to provide documentation for the net adjustment to allow for a full year of actual rental income and related opertaion expenses for the 1993 acquisitions reported on Form 8-K during 1993 as shown in the Pro Forma Statement of Operation for the Year Ended December 31, 1993.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)   Financial Statements of Real Estate Properties Acquired
          (b)   Pro Forma Financial Information
          (c)   Exhibits
                   (23)  Consents of experts


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                               UNITED DOMINION REALTY TRUST, INC.
                               ----------------------------------
                                          (Registrant)



                              /s/ JERRY A. DAVIS
                              ---------------------------------------------
                                  Jerry A. Davis
                                  Vice President
                                  Corporate Controller


Date:  August 31, 1994

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
(C) Represents actual rental income and related operating expenses of five apartment acquisitions, as previously reported on Forms 8-K dated April 15, 1994 and May 17, 1994.

(D) Represents the net adjustments required to allow for a full year of actual rental income and related expenses for the Trust's acquisitions reported on Form 8-K during 1993. Acquisitions previously reported on Form 8-K were for the nine month period ended September 30, 1993. This adjustment reflects the income for these properties between October 1, 1993 and December 31, 1993 which were not included in the Trust's historical statements of operations. The amounts were derived from operating statements of the respective properties. A reconciliation the net income amounts is outlined as follows:

                                                                                            Acquisitions
                                                     Net Income                         Previously Reported
                           8-K/A Filing to            Amounts          Full Year        on Form 8-K Dated
8-K Filed                    Update 8-K               Reported         Adjustment       December 31, 1993
May 20, 1994               July 29, 1994             $   543            $143                 $  686
September 28, 1994         December 2, 1994            1,155             (39)                 1,116
December 22, 1994          February 18, 1994           1,539             424                  1,963
December 31, 1993          March 3, 1994                 490             162                    652
                                                     $ 3,727            $690                 $4,417

(E) Reflects the net decrease in property management fees for the Portfolio Acquisition and the Trust's 1994 and 1993 acquisitions. The Trust internally manages its apartment portfolio at a cost of approximately 3% of rental income.

(F) Reflects the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition.

(G) Represents the net adjustments to depreciation expense as outlined below. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings were depreciated using a 35 year life and other improvements using a 15 year useful life.

                                                     Six Months Ended          Twelve Months Ended
                                                       June 30, 1994             December 31, 1993
                                                     ---------------           -------------------
Increase related to the Portfolio
         Acquisition                                   $2,197,000                   $4,393,000
Increase related to the acquisitions
         previously reported on Form 8-K
         dated April 15, 1994 and Form
         8-K dated May 17, 1994                           312,000                    1,943,000
Increase related to the acquisitions
         Previously reported on Form 8-K
         dated December 31, 1993                                                     1,510,000
                           Total                       $2,509,000                   $7,846,000

(H) Reflects the reduction in interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition. For the year ended December 31, 1993 such acquisitions consist of the Trust's 1993 acquisitions reported on Form 8-K dated December 31, 1993. For the six months ended June 30, 1994, such acquisitions consist of the Portfolio Acquisition.